UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2018

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400

Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Exchange Offer

On December 20, 2018, Helmerich & Payne, Inc. (the “Company”) closed its previously announced (i) exchange offer (the “Exchange Offer”) for up to $500,000,000 aggregate principal amount of new 4.65% Senior Notes due 2025 issued by the Company (the “New Notes”), with registration rights, and cash, for any and all outstanding 4.65% Senior Notes due 2025 (the “Existing Notes”) issued by Helmerich & Payne International Drilling Co., a direct, wholly owned subsidiary of the Company (“H&P Drilling Co.”), and (ii) related solicitation of consents (the “Consent Solicitation”) to adopt certain proposed amendments (the “Proposed Amendments”) to the indenture governing the Existing Notes (the “Existing Indenture”).

New Notes

Pursuant to the Exchange Offer, the Company issued $487,148,000 in aggregate principal amount of New Notes. The New Notes will mature on March 15, 2025, and bear interest at a rate per annum equal to 4.65%.

The New Notes are the Company’s general unsecured obligations and are effectively junior in right of payment to any of the Company’s future secured debt, to the extent of the value of the collateral therefor, equal in right of payment with all of the Company’s existing and future unsecured unsubordinated debt, senior in right of payment to any of the Company’s future senior subordinated or subordinated debt and structurally subordinated to all debt and other liabilities of the Company’s subsidiaries that do not guarantee the New Notes. The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws and may not be offered or sold in the United States or to any U.S. persons absent registration or an applicable exemption from the registration requirements of the Securities Act or any applicable state or foreign securities laws.

The terms of the New Notes are governed by an indenture, dated December 20, 2018 (the “New Base Indenture”), as supplemented by the first supplemental indenture thereto, dated December 20, 2018 (the “New Supplemental Indenture” and, together with the New Base Indenture, the “New Indenture”), in each case by and among the Company, H&P Drilling Co. and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

The Company may, at any time prior to December 15, 2024, redeem some or all of the New Notes at a redemption price equal to the greater of: (i) 100% of the principal amount of the New Notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the New Notes being redeemed (exclusive of interest accrued to the date of redemption), computed by discounting such payments to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined in the New Indenture) for such New Notes plus 40 basis points, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Company may redeem the New Notes on or after December 15, 2024 at a redemption price equal to 100% of the principal amount of the New Notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

In certain circumstances, the New Indenture limits the ability of the Company and its subsidiaries, including H&P Drilling Co., to incur certain liens; engage in sale and lease-back transactions; and consolidate, merge or transfer all or substantially all of assets of the Company or H&P Drilling Co. These covenants are subject to a number of important exceptions, limitations and qualifications.

The New Indenture contains customary events of default with respect to the New Notes, including: (i) default in payment of any interest on any New Notes when due, continued for 30 days; (ii) default in payment of principal of or premium, if any, on any New Notes when due; (iii) failure by the Company to comply with its obligations under the New Indenture, in certain cases subject to notice and grace periods; and (iv) certain events of bankruptcy, insolvency or reorganization of the Company, H&P Drilling Co. or any other guarantor of the New Notes. If an event of default under the New Indenture (other than an event of default described in clause (iv) above) occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding New Notes may declare the principal amount of the New Notes to be due and payable immediately. If an event of default described in clause (iv) above occurs, the principal amount of the New Notes will be automatically due and payable immediately.

The foregoing description of the New Notes and the New Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the New Base Indenture and the New Supplemental Indenture (including the forms of the New Notes attached thereto), copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the New Notes, the Company and H&P Drilling Co. also entered into a registration rights agreement, dated December 20, 2018 (the “Registration Rights Agreement”), with Credit Suisse Securities (USA) LLC, as the lead dealer manager, and Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as the co-dealer managers. Under the Registration Rights Agreement, the Company and H&P Drilling Co. agreed, among other things, to: (i) file a registration statement for the New Notes (the “Exchange Offer Registration Statement”) with the Securities and Exchange Commission with respect to a registered offer to exchange the New Notes for freely tradeable notes having terms identical in all material respects to such New Notes (the “Registered Exchange Offer”); (ii) use commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act not later than 270 days after December 20, 2018 (the “Settlement Date”); and (iii) use commercially reasonable efforts to cause the Registered Exchange Offer to be completed not later than 300 days after the Settlement Date, subject to certain limitations.

If, among other events, the Registered Exchange Offer is not completed by the 300th day after the Settlement Date, then special additional interest will accrue in an amount equal to 0.25% per annum of the principal amount of the New Notes, from and including the date on which such default shall occur to but excluding the date on which such default is cured.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.3 and is incorporated herein by reference.

Remaining Existing Notes

Following the consummation of the Exchange Offer, H&P Drilling Co. had outstanding $12,852,000 in aggregate principal amount of Existing Notes. In connection with the Consent Solicitation, the requisite number of consents to adopt the Proposed Amendments were received. Accordingly, on December 20, 2018, H&P Drilling Co., the Company and the Trustee entered into a supplemental indenture (the “Existing Supplemental Indenture”) to the Existing Indenture. The Proposed Amendments include (i) eliminating substantially all of the restrictive covenants in the Existing Indenture and (ii) limiting the reporting covenant under the Existing Indenture so that H&P Drilling Co. is only required to comply with the reporting requirements under the Trust Indenture Act of 1939, as amended. The foregoing description of the Existing Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Existing Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.6 and is incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

4.1	Indenture, dated December 20, 2018, among Helmerich & Payne, Inc., Helmerich & Payne International Drilling Co. and Wells Fargo Bank, National Association, as trustee.

4.2

First Supplemental Indenture, dated December 20, 2018, to the Indenture, dated December 20, 2018, among Helmerich & Payne, Inc., Helmerich & Payne International Drilling Co. and Wells Fargo Bank, National Association, as trustee (including the forms of 4.65% Senior Note due 2025).

4.3

Registration Rights Agreement, dated December 20, 2018, among Helmerich & Payne, Inc., Helmerich & Payne International Drilling Co., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC.

4.4

Indenture, dated March 19, 2015, among Helmerich & Payne International Drilling Co., Helmerich & Payne, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 of the Company’s Form 8-K filed on March 19, 2015, SEC File No. 001-04221).

4.5

First Supplemental Indenture, dated March 19, 2015, to the Indenture, dated March 19, 2015, among Helmerich & Payne International Drilling Co., Helmerich & Payne, Inc. and Wells Fargo Bank, National Association, as trustee (including the form of 4.65% Senior Note due 2025) (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-K filed on March 19, 2015, SEC File No. 001-04221).

4.6

Second Supplemental Indenture, dated December 20, 2018, to the Indenture, dated March 19, 2015, among Helmerich & Payne International Drilling Co., Helmerich & Payne, Inc. and Wells Fargo Bank, National Association, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

Date: December 20, 2018	By:	/s/ Debra R. Stockton
Name: Debra R. Stockton
Title: Corporate Secretary